As filed with the Securities and Exchange Commission on February 25, 2022
File Nos. 333-159484 and 811-22298

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 411	☒
and/or
REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 414	☒
(Check appropriate box or boxes)
Starboard Investment Trust
(Exact Name of Registrant as Specified in Charter)
116 South Franklin Street, P. O. Box 69, Rocky Mount, NC  27802
(Address of Principal Executive Offices)
252-972-9922
(Registrant’s Telephone Number, including Area Code)
Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
(Name and Address of Agent for Service)
With Copies to:
Terrence Davis, Esq. Greenberg Traurig, LLP 3333 Piedmont RD., NE Suite 2500 Atlanta, GA 30305	Tanya Boyle, Esq. Greenberg Traurig, LLP 2200 Ross Avenue, Suite 5200 Dallas, TX 75201	Tracie Coop, Esq. The Nottingham Company 116 S. Franklin Street Rocky Mount, NC 27802
As soon as practicable after the Effective Date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective: (check appropriate box)
[X] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Typhon Tactical Managed Futures Strategy
Fund
Ticker TYPHX
A series of the
Starboard Investment Trust

PROSPECTUS
February 25, 2022
This prospectus contains information about the Typhon Tactical Managed Futures Strategy Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions, or for Shareholder Services, please call 1-800-773-3863.
SkyRock Investment Management, LLC
4801 Glenwood Avenue, Suite 200
Raleigh, NC 27612
Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission, has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Page
Summary	2
Additional Information about the Fund’s Investment Objective, Principal Investment Strategies, and Risks	11
Investment Objective	11
Principal Investment Strategies	11
Principal Risks of Investing in the Fund	14
Temporary Defensive Positions	22
Disclosure of Portfolio Holdings	22
Management of the Fund	22
Investment Advisor	22
Investment Sub-Advisor	23
Investment Subsidiary	24
Distributor	25
Investing in the Fund	25
Purchase and Redemption Price	25
Buying or Selling Shares Through a Financial Intermediary	26
Purchasing Shares	27
Redeeming Shares	29
Frequent Purchases and Redemptions	31
Shareholder Statements and Reports	33
Other Important Investment Information	33
Dividends, Distributions, and Taxes	33
Consolidated Financial Highlights	34
Additional Information	Back Cover

SUMMARY
INVESTMENT OBJECTIVES
The Typhon Tactical Managed Futures Strategy Fund (the “Fund”) seeks to provide long-term capital appreciation and absolute return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.44%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1]	1.18%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.64%
Less Fee Waiver and/or Expense Limitation[2]	(0.88)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	(1.76)%
1. Other Expenses are estimated for the current fiscal year and include the expenses of the Fund’s consolidated wholly-owned subsidiary. “Other Expenses” does not include the fees paid to the counterparties to the Fund’s swaps, or the management fees, performance fees, and expenses of the trading vehicles or commodity pools (“Underlying Assets”) that serve as the reference asset of the swaps. These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table or example, are embedded in the return of the swaps and represent an indirect cost of investing in the Fund. Generally, the swap counterparties charge 0.25% of the notional value of the swap, which is estimated to be 100% of the Fund’s assets for the first fiscal year, and 1% on the notional value of the Underlying Investments which are estimated to be an average of 35% of the Fund’s assets for the first fiscal year and the performance fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), range up to 22.5% of the net new trading profits.
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2. The Fund’s investment advisor, SkyRock Investment Management, LLC (the “Advisor”) has entered into an expense limitation agreement with the Fund (the “Expense Limitation Agreement”) under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) brokerage fees and commissions, (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest expense); (v) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.74% of the average daily net assets of the Fund. This contractual arrangement is in effect through
February 28, 2023, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through
February 28, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$179	$737

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this prospectus, the Fund has no reportable portfolio turnover rate.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy. The Fund will invest, under normal circumstances, approximately 70-75% of the Fund’s assets in fixed income assets (investment grade corporate bonds, high yield corporate bonds, treasuries, and preferred securities). Additionally, the Fund may utilize exchange traded funds (“ETFs”) and/or mutual funds to gain exposure to fixed income securities. The Fund may invest directly or indirectly in “junk bonds,” fixed income securities that are rated below investment grade (securities rated below BBB by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investor Services, Inc. (“Moody’s”). The Fund expects to invest between 25% and 50% in junk bonds. The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund’s fixed income securities can be of any duration or maturity.
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The Advisor manages the Fund’s fixed income strategy. The Advisor’s investment decision making process is based upon independent, fundamental bottom-up research to identify and invest in securities that aim to protect principal, maximize liquidity, and provide risk-adjusted returns that exceed what would have been earned if the assets were held in cash. The Advisor plans to use macro-economic projections, fundamental company and industry analysis, and technical analysis of individual issuers to strategically position the Fund while making tactical adjustments as investing conditions change. When making tactical adjustments and selecting portfolio securities, the Advisor will consider a number of factors, including fundamental and technical analysis to assess the relative risks and reward potential. The Advisor will rely on a combination of third-party research and analytic providers.
Typhon Capital Management, LLC serves as Sub-Advisor to the Fund and manages the Fund’s managed futures strategy. The Fund executes its managed futures strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest its assets in total return swaps that provide exposure to the Goldman Sachs Commodity Index (the “GSCI”) and a multi-strategy, multi-manager futures portfolio (the “Multi-Manager Portfolio”).  The Sub-Advisor is a Commodity Trading Advisor (“CTA”) and Commodity Pool Operator (“CPO”) registered with the United States Commodity Futures Trading Commission.
The Sub-Advisor will use a systematic trading program to manage exposure to the GSCI using a total return swap. This exposure will range from 25% to 100% of the Fund’s net asset value. The main factor determining the GSCI exposure is the program’s determination of whether the value of the GSCI has been increasing over last 1-5 months (an uptrending environment) or has been the same or decreasing over the last 1-5 months (a downtrending environment) using technical indicators (primarily price momentum indicators). The Sub-Advisor will also allocate to another total return swap to provide exposure to the Multi-Manager Portfolio ranging from 10% to 150% of the Fund’s overall net asset value. The Fund may be leveraged as a result. The Sub-Advisor’s systematic trading program will generally increase the GSCI exposure relative to the Multi-Manager Portfolio in environments when the GSCI is in an uptrending environment and lower the relative exposure when the GSCI is in a downtrending environment as measured by the technical indicators noted above.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. Generally, the Fund will be subject to the following principal risks:
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Fixed Income Risk. The prices of fixed income securities (bonds) respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk. Floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, floating rate securities will not generally rise in value if market interest rates decline. Floating rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. The lower the rating of a debt security, the greater its risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as “junk bonds,” and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.
High-Yield Risk. The Fund may invest in fixed income securities that are rated below investment grade (also known as “junk”). Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities. The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices. Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Preferred Securities Risk. Investing in preferred securities involves the following risks: (i) certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred securities may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; (iv) preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities; and (v) preferred securities may have a negative yield to call (negative return the Fund receives if the security is held until the call date), which could result in losses for the Fund and its shareholders if an issuer elects to call the security.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
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Fund Investing Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the investment advisor to each underlying fund, the strategies and instruments used by the underlying funds, and the Advisor’s ability to select underlying funds and effectively allocate fund assets among them. In addition, the Fund’s investment in ETFs may subject the Fund to additional risks such as the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in the Fund’s portfolio.
Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s fixed income securities (bonds) and preferred stocks, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.
Inflation Risk. Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
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Commodities Risk. The Fund may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities. The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Derivatives Risk. The derivative instruments in which the Fund may invest, including futures and swaps, including total return swaps, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate, or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•
Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•
Futures Risk: The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.  Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.  This risk could cause the Fund to lose more than the principal amount invested.  Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results.  Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

7

Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
Volatility Risk. The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.
Investment Advisor and Sub-Advisor Risk. The Advisor’s and Sub-Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate, may not attract sufficient assets to operate efficiently, and the Advisor has not previously managed a mutual fund.
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General Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
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PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863. Updated performance information will be available online at https://docs.nottinghamco.com/TYPHX.
MANAGEMENT
Investment Advisor. SkyRock Investment Management, LLC (the “Advisor” or “SkyRock”) serves as the Fund’s investment advisor.
Investment Sub-Advisor. Typhon Capital Management, LLC (the “Sub-Advisor” or “Typhon”) serves as the Fund’s investment sub-advisor.
Portfolio Managers. The Fund’s portfolio manager are Braxton Wall and James Koutoulas. Messrs. Wall and Koutoulas have provided services to the Fund since its inception in February 2022.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $50 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Typhon Tactical Managed Futures Strategy Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase and redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT
OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and absolute return.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy. The Fund will invest, under normal circumstances, approximately 70-75% of the Fund’s assets in fixed income assets (investment grade corporate bonds, high yield corporate bonds, treasuries, and preferred securities). Additionally, the Fund may utilize ETFs and/or mutual funds to gain exposure to fixed income securities. The Fund may invest, directly or indirectly, in “junk bonds,” fixed income securities that are rated below investment grade (securities rated below BBB by S&P and Baa3 by Moody’s. The Fund expects to invest between 25% and 50% in junk bonds. The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund’s fixed income securities can be of any duration or maturity. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk, which results in greater volatility and higher risk). For example, if rates were to rise 1%, a bond or bond fund with a five-year average duration would likely lose approximately 5% of its value.
The Advisor manages the Fund’s fixed income strategy. The Advisor’s investment decision making process is based upon independent, fundamental bottom-up research to identify and invest in securities that aim to protect principal, maximize liquidity, and provide risk-adjusted returns that exceed what would have been earned if the assets were held in cash. The Advisor plans to use macro-economic projections, fundamental company and industry analysis, and technical analysis of individual issuers to strategically position the Fund while making tactical adjustments as investing conditions change. When making tactical adjustments and selecting portfolio securities, the Advisor will consider a number of factors, including fundamental and technical analysis to assess the relative risks and reward potential. The Advisor will rely on a combination of third-party research and analytic providers.
The Sub-Advisor manages the Fund’s managed futures strategy. The Fund executes its managed futures strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary will invest its assets in total return swaps that provide exposure to the GSCI and the Multi-Manager Portfolio. The Sub-Advisor is a CTA and CPO registered with the United States Commodity Futures Trading Commission.
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The Sub-Advisor will use a systematic trading program to manage exposure to the GSCI using a total return swap. This exposure will range from 25% to 100% of the Fund’s net asset value. The main factor determining the GSCI exposure is the program’s determination of whether the value of the GSCI has been increasing over the last 1-5 months (an uptrending environment) or has been the same or decreasing over the last 1-5 months (a downtrending environment) using technical indicators (primarily price momentum indicators). The Sub-Advisor will also allocate to another total return swap to provide notional exposure to the Multi-Manager Portfolio ranging from 10% to 150% of the Fund’s overall net asset value. The Fund may be leveraged as a result. The Sub-Advisor’s systematic trading program will generally increase the GSCI exposure relative to the Multi-Manager Portfolio in environments when the GSCI is in an uptrending environment and lower the relative exposure when the GSCI is in a downtrending environment as measured by the technical indicators noted above.
The swap that the Fund holds through its Subsidiary is based on the returns of the Multi-Manager Portfolio. The Multi-Manager Portfolio is managed by the Sub-Advisor and uses strategies designed to be uncorrelated to the GSCI, and, combined with the cash-efficiency of the swap-based investment, allows the Fund to have exposures as high as 2x of the net asset value of the Fund while only committing 25% of the Fund’s net asset value as collateral. Currently, the Multi-Manager Portfolio allocates among 4 commodity managers utilizing a combination of spread trading (having positions where you are long one or more months in the futures market and simultaneously short one or more months), fundamental commodity strategy (where decisions are made based on an analysis of supply and demand dynamics in the relevant market), commodity option buying strategies, and quantitative futures strategies that algorithmically make trading decisions based on a combination of momentum and mean reversion technical indicators. The Multi-Manager Portfolio uses a risk-weighted algorithm to systematically allocate and rebalance the Multi-Manager Portfolio among the commodity managers whenever the algorithm identifies criteria that changes the relative forward-looking risk among the strategies implemented by each commodity manager.  To make is forward-looking risk assessment, the algorithm uses the historical realized volatility of each commodity manager as a starting point, then adjusts the forward-looking volatility based on several other criteria including: how long each strategy’s track record is, how diversified each strategy is, whether the risk team views any qualitative risks being present in the strategy,  how the strategy is expected to perform in market stress events, and how correlated the strategy’s returns are compared to the other strategies in the Multi-Manager Portfolio. Currently, that algorithm is set to allocate the Multi-Manager Portfolio in order to target 6% annualized volatility on a nominal basis, and for the underlying strategies to allocate approximately 70-80% of the market exposure to commodities futures or commodity options on futures contracts, but the Multi-Manager Portfolio reserves the right to add or remove managers, adjust the manager weighting algorithm, or change the volatility and/or commodity constraints in its sole discretion.
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The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities in the federal tax requirements that apply to the Fund under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to the Fund’s business of investing in securities (typically referred to as “qualifying income”).  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.
In the past, the Internal Revenue Service issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicated that certain income from a fund's investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M.  However, the Fund does not have a private letter ruling, and the Internal Revenue Service no longer issues such private letter rulings.  Moreover, pursuant to recent guidance issued by the Treasury Department, income that the Fund derives from its investment in the Subsidiary in any taxable year would only be treated as “qualifying income” for purposes of the 90% gross income requirement of Subchapter M to the extent that the Subsidiary makes certain dividend distributions to the Fund out of out of the Subsidiary's earnings and profits for that same taxable year.  Therefore, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.
Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.
The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to investment advisory contracts,  affiliated transactions and custody. As the Advisor and Sub-Advisor to the Subsidiary, the Advisor and Sub-Advisor will comply with the provisions of 1940 Act with respect to investment advisory contracts as if they were investment advisers under Section 2(a)(20) of the 1940 Act.  The Fund’s Advisor and Sub-Advisor also serve as the Advisor and Sub-Advisor to the Subsidiary. The Fund’s custodian also serves as the custodian to the Subsidiary.
Although the Fund normally does not engage in any direct borrowing, leverage is inherent in the derivatives it trades. Leverage magnifies exposure to the swings in prices of the reference asset underlying a derivative and results in increased volatility, which means the Fund will generally have the potential for greater gains, as well as the potential for greater losses, than a fund that does not use derivatives.
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PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.
Generally, the Fund will be subject to the following principal risks:
Commodities Risk. The Fund may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities. The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Advisor or Sub-Advisor will monitor the creditworthiness of firms with which it will cause the Fund to enter into derivatives contracts. If there is a default by the counterparty to such a transaction, the Fund will, under most normal circumstances, have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund obtains exposure to an investment directly through the use of one or more total return swaps, those investments will be subject to counterparty risk.
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COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
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Cybersecurity Risk. As part of its business, the Advisor and Sub-Advisor process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor, Sub-Advisor, and the Fund are, therefore, susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor or Sub-Advisor and may not be available at the time or price desired. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Advisor or Sub-Advisor. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
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The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives costlier, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. These regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
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Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

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Futures Risk: The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.  Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.  This risk could cause the Fund to lose more than the principal amount invested.  Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results.  Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

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Fixed Income Risk. Fixed income risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Interest rates are currently at historical lows, which may impact the Fund’s risk profile. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.
Fund Investment Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each underlying fund, the strategies and instruments used by the underlying funds, and the Advisor's and Sub-Advisor’s ability to select underlying funds and effectively allocate fund assets among them. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you. In addition, ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs in the Fund’s portfolio will be borne by the Fund.
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General Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
High-Yield Risk. The Fund may invest in fixed income securities that are rated below investment grade (also known as “junk”). Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities. The retail secondary market for junk securities may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices. Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk. Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk. Interest rates may rise resulting in a decrease in the value of fixed income securities or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Investment Advisor and Sub-Advisor Risk. The Advisor’s and Sub-Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate, may not attract sufficient assets to operate efficiently, and the Advisor and Sub-Advisor have not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Internal Revenue Code that do not apply to management of other types of accounts.
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Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Illiquid investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such investments. Illiquid investments are also more difficult to value, especially in challenging markets. The portfolio manager’s judgment may play a greater role in the valuation process. Investments in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
Preferred Securities Risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities; and (v) preferred securities may have a negative yield to call (negative return the Fund receives if the security is held until the call date), which could result in losses for the Fund and its shareholders if an issuer elects to call the security.
Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and its Subsidiary are both managed by the Advisor and sub-advised by the Sub-Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its parent fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.
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There is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund’s shareholders would likely suffer decreased investment returns.
Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary is classified as a controlled foreign corporation for US tax purposes.
The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. Furthermore, the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department. Pursuant to recent guidance issued by the Treasury Department and the IRS, the Subsidiary’s commodity related income for a taxable year will only be treated as qualifying income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Fund for such taxable year or if such income constitutes other income derived with respect to the Fund’s business of investing in stock, securities, or currencies. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
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Volatility Risk. The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund's net asset value per share to experience significant changes in value over short periods of time.
TEMPORARY DEFENSIVE POSITIONS
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes temporary defensive positions, the Fund may not be able to achieve their investment objectives.
DISCLOSURE OF PORTFOLIO HOLDINGS
A full description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
MANAGEMENT OF THE FUND
INVESTMENT ADVISOR
SkyRock Investment Management, LLC (“SkyRock” or the “Advisor”), acts as the Fund’s investment advisor pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). As investment advisor, SkyRock manages the fixed income strategy for the Fund and has overall responsibility for the general management and administration of the Fund, The Advisor is located at 4801 Glenwood Avenue, Suite 200, Raleigh, North Carolina 27612. The Advisor was established in 2019 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to the Advisory Agreement with the Trust, the Advisor manages the investment portfolio and business affairs of the Fund. As of December 31, 2021, the Advisor had over $20 million in assets under management.
Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.44%.
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Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its fees and to assume other expenses so that the total annual operating expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.74% of the average daily net assets of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through February 28, 2023, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
INVESTMENT SUB-ADVISOR
Typhon Capital Management, LLC (“Typhon” or the “Sub-Advisor”), acts as the Sub-Advisor to the Fund pursuant to a sub-advisory agreement between SkyRock and the Sub-Advisor (the “Sub-Advisory Agreement”). Typhon is located at 1776 North Pine Island Road, Suite 316, Plantation, FL 33322. The Sub-Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended, and is a Commodity Trading Advisor (“CTA”) and Commodity Pool Operator (“CPO”) registered with the United States Commodity Futures Trading Commission. Pursuant to the Sub-Advisory Agreement, the Sub-Advisor manages the Fund’s managed futures strategy. As of December 31, 2021, the Sub-Advisor had over $225 million in assets under management. As compensation for the sub-advisory services provided to the Fund, the Advisor pays the Sub-Advisor monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.24% out of the management fees that the Advisor receives from the Fund.
Disclosure Regarding Approval of Investment Advisory and Sub-Advisory Agreements. A discussion regarding the Board’s basis for the approval of Advisory Agreement and Sub-Advisory Agreement for the Fund will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers. The Fund’s portfolio is primarily and jointly managed on a day-to-day basis by Braxton Wall and James Koutoulas.
Mr. Wall has been the principal of SkyRock Investment Management, LLC since the firm’s founding in 2019. In addition, Mr. Wall is a co-founder and registered representative of Falcon Square Capital, a broker-dealer specializing in fixed-income trading that was launched in 2013. He has also been a member of DIO Management, LLC (since 2020), which serves as the General Partner for a private limited partnership that invests in various fixed income asset classes. From 2008 - 2013, Mr. Wall worked in Institutional Sales & Trading at Carolina Capital Markets and served as the OSJ Supervisor (Office of Supervisory Jurisdiction) for the firm’s branch in Raleigh, North Carolina. Mr. Wall earned a Bachelor of Arts degree in Economics from the University of North Carolina at Chapel Hill. He holds series 7, 24, 53, and 63 licenses.
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Mr. Koutoulas has served as the Chief Executive Officer of Typhon Capital Management, LLC since 2008. Mr. Koutoulas has been a practicing attorney since 2006 and maintains a single member law firm, Koutoulas Law, LLC. He has also served as the President and Co-Founder of the Commodity Customer Coalition since 2011. Mr. Koutoulas served on the Board of Directors of the National Futures Association from 2013 to 2016. Mr. Koutoulas received a J.D. from Northwestern University School of Law and is a member of the Illinois Bar. He also received a BS in Finance from the University of Florida, where he was a National Merit Scholar, AP National Scholar and Angelos Langadas Classics Scholar.
The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.
INVESTMENT SUBSIDIARY
The Fund may invest up to 25% of its total assets in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Generally, the Subsidiary will invest primarily in swaps whose exposures shall be managed by the Sub-Advisor and commodity futures, but may also invest in financial futures, options, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is organized under the laws of the Cayman Islands and is overseen by its own board of managers. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
As with the Fund, the Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. The Fund’s chief compliance officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.
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The financial statements of the Subsidiary will be consolidated in the Fund’s financial statements which will be included in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports will be distributed to shareholders, and copies of the reports will be available, without charge, upon request.
DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”), is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.
INVESTING IN THE FUND
PURCHASE AND REDEMPTION PRICE
Shares of the Fund are sold and redeemed at net asset value (“NAV”). Shares may be purchased by any account managed by the Advisor and any other institutional investor, or any broker-dealer authorized to sell shares in the Fund. [The minimum initial investment is $50. The minimum additional investment is $50.] The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum Investment.
Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, by the Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The Fund’s NAV per share for each class of shares is calculated by dividing the value of the Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares attributable to that class.  To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.
The pricing and valuation of portfolio securities is determined in good faith by a valuation committee in accordance with Fund’s policies and procedures established by, and under the direction of, the Board of Trustees (the “Board” or the “Trustees”). In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used, for example, in situations where: (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.
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Pursuant to the policies adopted by the Board, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Board (or the Fund’s valuation committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.
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PURCHASING SHARES
You may purchase shares of the Fund on any day on which the NYSE is open for trading. Purchases can be made from the Fund by mail, facsimile, telephone, or bank wire.  The Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Fund. Such orders will be deemed to have been received by the Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Fund, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Fund reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund and its administrator and transfer agent. The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete the Fund Shares Application and mail it, along with a check made payable to the Fund, to:
Typhon Tactical Managed Futures Strategy Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.
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Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. The minimum additional investment is $50. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.
Share Certificates.  The Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.
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REDEEMING SHARES
You can redeem shares of the Fund on any day on which the NYSE is open for trading. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Fund typically expects that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund expects to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Fund may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.
Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
Typhon Tactical Managed Futures Strategy Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27804
Regular mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Telephone and Bank Wire Redemptions. Unless you decline the telephonic transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
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The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281). The confirmation instructions must include the following:
(1)	Name of Fund;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund.  See “Signature Guarantees” below.
The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan. A shareholder who owns Fund shares of the Fund valued at $25,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Funds for an application form.
Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account NAV up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
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Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.
Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased transaction costs and capital gains taxes for shareholders of the Fund.
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The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the adopted policy, the Fund’s transfer agent provides a daily record of shareholder trades to the Advisor. The Fund’s transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund’s refusal of further purchase and/or exchange orders from such investor. The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% percent of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.
The Advisor intends to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being immediately known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being immediately known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to allow further purchase and/or exchange orders from such investor account.
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SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Fund will send you various account statements and reports, including:
•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Fund, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.
With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-800-773-3863 or visit https://docs.nottinghamco.com/Typhon  to sign up for eDelivery.
OTHER IMPORTANT INVESTMENT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.
The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Distributions from the Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations.
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Dividends received by the Fund from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.
The Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Fund is required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
CONSOLIDATED FINANCIAL HIGHLIGHTS
Because the Fund commenced operations on or following the date of this Prospectus, no Consolidated Financial Highlights are shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at
1-800-773-3863.
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ADDITIONAL INFORMATION

Typhon Tactical Managed Futures Strategy Fund
Ticker TYPHX
A series of the
Starboard Investment Trust

More information about the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus.
The Fund’s Statement of Additional Information is available, free of charge, on the website listed below, and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	Typhon Tactical Managed Futures Strategy Fund c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27804
By e-mail:	shareholders@ncfunds.com
On the Internet:	https://docs.nottinghamco.com/TYPHX

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22298

STATEMENT OF ADDITIONAL INFORMATION
Typhon Tactical Managed Futures
Strategy Fund
TYPHX
February 25, 2022
A series of the
Starboard Investment Trust
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069
Telephone 1-800-773-3863
TABLE OF CONTENTS
Page
GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	15
PORTFOLIO TRANSACTIONS	16
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	27
SPECIAL SHAREHOLDER SERVICES	27
NET ASSET VALUE	29
ADDITIONAL TAX INFORMATION	30
DISCLOSURE OF PORTFOLIO HOLDINGS	33
CONSOLIDATED FINANCIAL STATEMENTS	35
APPENDIX A – DESCRIPTION OF RATINGS	36
APPENDIX B – PROXY VOTING POLICIES	40

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Typhon Tactical Managed Futures Strategy Fund, dated February 25, 2022, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above or online at https//www.nottinghamco.com/fundpages/Typhon. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

GENERAL INFORMATION
Starboard Investment Trust (“Trust”) was organized on May 13, 2009, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 14 separate series. This SAI relates to the Typhon Tactical Managed Futures Strategy Fund (the “Fund”), which is a separate, diversified series of the Trust. The Fund’s investment advisor is SkyRock Investment Management, LLC (the “Advisor”) and the Fund’s investment sub-advisor is Typhon Asset Management, LLC (the “Sub-Advisor”). The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.
This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objective and policies. It should be read in conjunction with the Prospectus.
Investments in the Fund are not:
•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
The Prospectus describes the Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund.  All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.
The following descriptions and policies supplement the descriptions in the Prospectus, and include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest. Appendix B contains a copy of the Advisor’s Proxy Voting Policy and Procedures.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s principal investments and their risks described in the Prospectus and this SAI.
Equity Securities.  The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Fixed-Income Securities.  The Fund will invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time.  Fixed-income securities purchased by the other investment companies in which the Fund invest may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies.  The Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.
Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which the Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.
Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which the Fund invests can meet redemption requests.
High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.

Commodities Instruments.  There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-Linked Securities.  The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
Money Market Instruments.  The Fund will invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements).  Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”).  Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment.  When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities.  The Fund will invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.
Foreign Investment Risk.  The Fund will invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.
Derivative Instruments.  The Fund will invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.  The Fund may invest in derivative instruments to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable securities laws.  To the extent that the Fund invests directly in options and futures, the Fund will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including SEC Release 10666 that require the Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase the Fund’s expenses or cause the Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative.  Use of derivatives for purposes other than hedging could expose the Fund to greater risks.
The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument.  This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged.  However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
If a fund incorrectly predicts securities market and interest rate trends, such fund may lose money by investing in derivatives. For example, if a fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a fund could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
The SEC has also issued a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of the new regulation remains unclear, but the rule, will, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.

Options.  The Fund may purchase and write put and call options on securities.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.
To the extent that the Fund does write a call or put option, it may do so only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in the Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales.  While the Fund will not short securities as a principal investment strategy, the Fund will indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.
Margin Deposits and Cover Requirements.
Margin Deposits for Futures Contracts.  Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures.  The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund that holds the Subsidiary’s securities.
For example, when entering into a futures contract that will be cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market amount, if any, owed by the Fund on the futures contract. When entering into a futures contract that does not need to be settled in cash, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund or by entering into an agreement that enables the Fund to settle such futures contracts in cash. The Fund or the Subsidiary may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

To the extent the Fund writes credit default swaps, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund in accordance with procedures established by the Fund’s Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Also, the Fund does not invest more than 25% of its assets in contracts with any one counterparty.
Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment comapny; (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Investments by the Fund in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:
Multiple Layers of Fees.  By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.
Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Fund has no control over the risks taken by the underlying investment companies in which they invest.
Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers.  In the event that such valuations prove to be inaccurate, the NAV of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.
Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Fund is unable to redeem interests in other investment companies, the Fund may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.
Lack of Control.  Although the Fund and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies.  Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.
Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Fund’s portfolios (and by extension the value of an investment in the Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of the Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.
Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
Exchange Traded Funds.  The Fund, and the other investment companies which the Fund invests, may invest in exchange traded funds (“ETFs”).  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF holds.  Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that the Fund may acquire.
Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  The Fund will not invest in reverse repurchase agreements.
Mortgage-Backed and Asset-Backed Securities.  The Fund, and the other investment companies which the Fund invests, may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction.  Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.
Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Fund may invest in all types of debentures, including corporate and government debentures.
Forward Commitment and When-Issued Securities.  The Fund, and the other investment companies which the Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.
Liquidity Impact of Margin and Segregation Requirements.  Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options, futures contracts, swaps, and short sales, the segregated assets will be available to the Fund immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s returns could be diminished due to the opportunity losses of foregoing other potential investments.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Liquidity Risk Management

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed an administrator of the Liquidity Program. Under the Liquidity Program, the Fund’s liquidity risk is assessed, managed, and periodically reviewed. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program.

Investments in a Wholly-Owned Subsidiary.  The Fund may invest in a wholly-owned subsidiary organized under the laws of the Cayman Islands and overseen by its own board of managers (the “Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS private letter rulings, as discussed below under “Additional Tax Information.” The Fund is currently the sole shareholder of its Subsidiary. The Subsidiary may invest without limitation in commodity-linked securities, such as swaps or futures. Although the Fund may invest in certain commodity-linked derivative instruments directly, the Fund expects to gain exposure to these derivative instruments indirectly by investing in its Subsidiary. The Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Fund’s prospectus and this SAI.
The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders.
Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by the Fund’s bank lending agent.  The Fund might experience a loss if the borrower defaults on the loan.
The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially.  This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers.  There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
Borrowing.  The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Such borrowing may make the Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments.  Although the principal of borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.  The Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund’s total assets.  Any leveraging will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC.

The Fund may also borrow money to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.
INVESTMENT LIMITATIONS
Fundamental Investment Restrictions. The following investment restrictions have been adopted by the Board with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental policies, which  cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.
As a matter of fundamental policy, the Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act;
(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;
(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in real estate investment trusts (“REITs”), mortgage-backed securities, and privately-held real estate funds);

(6)
Invest in commodities, except that the Fund may purchase and sell securities of companies that invest in commodities, options, forward contracts, futures contracts, including those relating to indices and currencies, and options on futures contracts, indices or currencies;

(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers’ acceptances;

(9)
Concentrate its investments. The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets; or

(10)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.  The Fund’s specific policies for segregation of assets are described in “Additional Information About Investment Policies” above.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act, presently permits the Fund to borrow from banks (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
With respect to the fundamental policy relating to concentration set forth in (9) above, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry. In determining the exposure of the Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Fund currently uses Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries.
With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
The Fund may invest up to 15% of net assets in illiquid investments, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.
PORTFOLIO TRANSACTIONS
Subject to the policies established by the Board, the Advisor and Sub-Advisor make decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund’s portfolios in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Advisor and the Trust on behalf of the Fund. The Sub-Advisor shall manage the Fund’s portfolios in accordance with the terms of the investment sub-advisory agreement (the “Investment Sub-Advisory Agreement”) by and between the Advisor and the Sub-Advisor.  Both the Investment Advisory Agreement and Investment Sub-Advisory Agreement are described in detail under “Management and Other Service Providers.”  The Advisor and Sub-Adivsor may serve as investment advisor or sub-advisor for a number of client accounts, including the Fund.  Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor or Sub-Advisor.
Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor and Sub-Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor and Sub-Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor and Sub-Advisor consider a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor and Sub-Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Advisor and Sub-Advisor are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor and Sub-Advisor to determine and track investment results; and trading systems that allow the Advisor and Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor and Sub-Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor and Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor and Sub-Advisor for their analysis and consideration.  These services may be useful to the Advisor and Sub-Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s and Sub-Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor or Sub-Advisor in the performance of its services under the Investment Advisory Agreement or Investment Sub-Advisory Agreementand will not reduce the management fees payable to the Advisor or Sub-Advisor by the Fund.
The Fund may invest in securities traded in the OTC market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
The Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up.  Where possible, the Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.
The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor or Sub-Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.
Affiliated Party Brokerage. The Advisor may place its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act, which places limitations on the securities transactions effected through affiliates of the Advisor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices, generally, the foregoing practices may be modified.
Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s and Sub-Advisor’s other client accounts, the other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor or Sub-Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.  Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of 14 series. Additional series and/or classes may be created from time to time. The number of shares in each series of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.
When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.
The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trust is governed by the Board, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual arrangements with companies that furnish services to the Fund; review performance of the Advisor, and the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust as well as the entities that provide services to the Fund.
Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. The Trustees in the following table who are not “interested” persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”) are indicated as such. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	14
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	14
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present and Hillman Capital Management Investment Trust from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2020. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	14	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	14	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Qualification of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.
In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee.

Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as senior partner of a financial consulting company, as a partner of a real estate partnership and as an account administrator for a money management firm.  Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as president and chief executive officer of an insurance company and as president of a company in the business of consulting and private investing.  Mr. Strandberg also has investment experience as a former trustee of another investment company and business experience as president of an insurance and property management company.
The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.
Board Structure.  The Board currently consists of four Trustees, all of whom are Independent. Mr. Speed serves as the Independent Chairman of the Board. The Board has established several standing committees: Audit Committee, Fair Valuation Committee, Governance Committee, and Qualified Legal Compliance Committee. These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.
The Board met eight times during the fiscal year ended December 31, 2021.
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met seven times during the fiscal year ended December 31, 2021.
Fair Valuation Committee.  An Independent Trustee and a representative of the advisor are members of the Fair Valuation Committee. The Fair Valuation Committee has the authority to determine the fair value of specific securities under the methods established by the adopted Guidelines for Valuing Portfolio Securities. The Fair Valuation Committee meets only as necessary. The Fair Valuation Committee met six times during the fiscal year ended
December 31, 2021.
Governance Committee.  The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee also nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the fiscal year ended December 31, 2021.
Qualified Legal Compliance Committee.  All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and met three times during the fiscal year ended December 31, 2021.

Beneficial Equity Ownership Information.  The table below sets forth, as of December 31, 2021, the dollar range of equity securities beneficially owned by each Trustee in the Fund, and the aggregate dollar range of equity securities in the Fund complex
 A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Michael G. Mosley	A	A
Theo H. Pitt, Jr.	A	A
James H. Speed, Jr.	A	A
J. Buckley Strandberg	A	A

Ownership of Securities of Advisor, Sub-Advisor, Distributor, or Related Entities.  As of December 31, 2021, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Sub-Advisor, Capital Investment Group, Inc. (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor, or Fund’s distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor or the Sub-Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per series of the Trust each year, and they may receive up to an additional $200 per meeting attended and $500 per series of the Trust per special meeting related to contract renewal issues. This amount may be paid pro rata in the event that a series closes during the fiscal year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following table sets forth the compensation estimated to be earned by each Trustee for services to the Fund and the aggregate compensation paid to the Trustees for services to the Fund Complex for the fiscal year ended December 31, 2021. Each of the Trustees serves as a Trustee to all series of the Trust, including the Fund.
Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Michael G. Mosley	$0	None	None	$26,900
Theo H. Pitt, Jr.	$0	None	None	$28,100
James H. Speed, Jr.	$0	None	None	$26,900
J. Buckley Strandberg	$0	None	None	$26,900

Codes of Ethics.  The Trust, Advisor, Sub-Advisor and Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, Sub-Advisor and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities. The codes permit employees and officers of the Trust, Advisor, Sub-Advisor and Distributor to invest in securities held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the Advisor’s and Sub-Advisor’s code require that portfolio managers and other investment personnel report their personal securities transactions and holdings, which are reviewed for compliance with the respective codes of ethics.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, which is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s CCO is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Board.  A copy of the Advisor’s and Sub-Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.  No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of December 31, 2021, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the shares of the Fund.  As of the date of this SAI, there were no Fund shares outstanding.  Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders.
Investment Advisor.  SkyRock Investment Management, LLC, located at 4801 Glenwood Avenue, Suite 200, Raleigh, North Carolina 27612, serves as the investment advisor to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and SkyRock Investment Management, LLC.  The Advisor is controlled by Braxton Wall. The Advisor supervises the Fund’s fixed income strategy pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement will continue for  two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement is terminable without penalty by the Trust by a vote of the Board of the Trust or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice  or by the Advisor upon 60 calendar days’ written notice. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to oversight by the Board. The Advisor is responsible for investment decisions in connection with the Fund’s fixed income strategy, and provides the Fund with portfolio managers who are authorized to execute purchases and sales of securities.
Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.
For its investment advisory services to the Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 1.44% of the Fund’s net assets.
Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor))) is limited to 1.74%. This contractual arrangement is in effect through February 28, 2023, unless terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Investment Sub-Advisor.  Typhon Capital Management, LLC, located at 1691 Michigan Avenue, Suite 200, Miami Beach, FL, 33139, serves as the investment sub-advisor to the Fund pursuant to an investment sub-advisory agreement between SkyRock Investment Management, LLC and Typhon Capital Management, LLC.  The Sub-Advisor is controlled by Typhon Holdings, Inc., which controls more than 75% of  the Sub-Advisor. Typhon Holdings, Inc. is wholly-owned by James Koutoulas, the CEO of Typhon Capital Management, LLC. The Sub-Advisor manages the Fund’s managed futures strategy pursuant to the Investment Sub-Advisory Agreement. The Investment Sub-Advisory Agreement will continue for  two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Sub-Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
The Sub-Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to oversight by the Board. The Sub-Advisor is responsible for investment decisions in connection with the Fund’s managed futures strategy, and provides the Fund with portfolio managers who are authorized to execute purchases and sales of securities. As compensation for the sub-advisory services provided to the Fund, the Advisor pays the Sub-Advisor monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.24% out of the management fees that the Advisor receives from the Fund.
Portfolio Managers.  The Fund’s portfolio is managed on a day-to-day basis by Braxton Wall and James Koutoulas.
Compensation.  The portfolio managers’ compensation varies with the general success of the Advisor or Sub-Advisor as a firm.  The portfolio manager’s compensation includes a base salary with additional amounts  based on net revenue after all firm expenses and profit sharing.  The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s or Sub-Advisor’s distributable profits and assets under management.
Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of the date of this SAI and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Braxton Wall	A
James Koutoulas	A

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as the date of January 31, 2022.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Braxton Wall	0	$0	1	$19,014,081	1	$203,030,081
James Koutoulas	0	$0	3	$50,657,318	0	$0
Accounts with Performance-Based Advisory Fee
Braxton Wall	0	$0	0	$0	0	$0
James Koutoulas	0	$0	0	$24,809,305	0	$0
Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.
Investment Opportunities: The Advisor and Sub-Advisor provide investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio managers work across different investment products.  Differences in the compensation structures of the Advisor’s or Sub-Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor or Sub-Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains. Allocations for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.
Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor.  The Fund will conduct a continuous offering of its securities. Capital Investment Group, Inc., located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) between the Trust, on behalf of the Fund, and the Distributor.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund. Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to FINRA, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation’s Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time. The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Fund’s shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Fund.
Custodian.  UMB Bank, n.a., with its principal place of business located at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the Fund’s assets (the “Custodian”).  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.
Compliance Services Administrator.  The Trust has entered into a compliance services arrangement with The Nottingham Company, located at 116 S. Franklin Street, Rocky Mount, North Carolina 27802. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Independent Registered Public Accounting Firm.  BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, and prepares the Fund’s federal, state, and excise tax returns.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Greenberg Traurig LLP, serves as legal counsel to the Trust and the Fund.
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY
The Fund may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in swaps and commodity futures, but it may also invest in financial futures, option, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Harneys Fiduciary (Cayman) Limited. The Subsidiary's affairs are overseen by a board of managers.
Managers. Each Independent Trustee also serves on the Board of Managers of the Subsidiary.
The Subsidiary has entered into separate contracts with the Advisor and Sub-Advisor for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with the Fund’s administrator to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor or Sub-Advisor for their services. The Advisor and Sub-Advisor will bear all of the fees and expenses of providing its services to the Subsidiary. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:
Purchases.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Fund directly. Selling dealers have the responsibility of transmitting orders promptly to the Fund.  The purchase price of shares of the Fund is based on the NAV next determined after the order is received, subject to the order being received by the Fund in good form.  NAV is normally determined at the close of regular trading on the NYSE on days the NYSE is open for trading, as described under “Net Asset Value.” The NAV per share of the Fund is not calculated on days on which the NYSE is closed for trading.  An order received prior to the close of the NYSE will be executed at the price calculated on the date of receipt and an order received after the close of the NYSE will be executed at the price calculated as of that time on the next business day.
The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Redemptions.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.
Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.
SPECIAL SHAREHOLDER SERVICES
The Fund offers the following special shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.
Systematic Withdrawal Plan.  Shareholders may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application or are available by calling the Fund.  If the shareholder prefers to receive his or her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in real-ized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:
Typhon Tactical Managed Futures Strategy Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365
Purchases In Kind.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Fund’s Net Asset Value” in the Prospectus.
Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. The securities will be chosen by the fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the NAV per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signature appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Fund may allow investments in the Fund with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or the Financial Industries Regulatory Authority or any other self-regulatory agency.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.
NET ASSET VALUE
The NAV of the Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  The Fund’s NAV is not calculated on the days on which the NYSE is closed.  The NYSE generally recognizes the following holidays: New Years Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.
The NAV per share of the Fund is calculated by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of each Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

•	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars
•
Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third party pricing source.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or any particular category of shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.
An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.
Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level.  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so.  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.
The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business or be taxed as such.
In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984, and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code.
Payments to the Subsidiary of certain U.S. source income will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.
The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation or 10 percent or more of the total value of shares of all classes of stock of such foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's “subpart F income” will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

The Treasury and the IRS have issued final regulations that provide that the income from a foreign subsidiary may be qualifying income for purposes of a fund remaining qualified as a registered investment company (“RIC”) for U.S. federal income tax purposes to the extent such income is actually distributed by the foreign subsidiary to the RIC each year or if such income constitutes other income derived with respect to the Fund’s business of investing in stock, securities, or currencies.
In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock or at least 10 percent of the total value of the stock of a foreign corporation that is a CFC during any tax year of the foreign corporation, and who owned that stock on the last day of that year.
 By holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Fund will generally make portfolio holdings information available to the public at https://docs.nottinghamco.com/TYPHX, including the complete portfolio holdings from the previous business day as reported on a monthly basis. This information is generally available within ten days of the month end and will remain available until the next month’s portfolio holdings report becomes available.  You may obtain a copy of these monthly portfolio holdings reports by calling the Fund at 1-800-773-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable.  The Fund’s Form N-CSR and Form N-PORT are available on the SEC’s website at http://www.sec.gov.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-PORT and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.
To the extent that the Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-PORT, or by being posted to the Fund’s website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Fund will share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes. Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Advisor and Sub-Advisor, as well as the Custodian, fund accountant and administrator, and CCO, have full daily access to the Fund’s portfolio holdings.  These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements.  The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.  In addition, the Advisor and Sub-Advisor have a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Fund’s Distributor, Transfer Agent, independent public accountants, and legal counsel have access to the Fund’s portfolio holdings on an ad hoc, as needed basis.  The Distributor and Transfer Agent are subject to written agreements that establish confidentiality obligations with respect to the Fund’s portfolio holdings. The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.
Broadridge ICS, Allegra Design Marketing Print Mail, PrintGrafix (a division of Sunbelt Graphics Systems, Inc.), PrinterLink Communications Group, Inc., Riverside Printing, Inc., and V.G. Reed & Sons are financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  These service providers are subject to written agreements that establish confidentiality obligations with respect to the Fund’s portfolio holdings.
The Fund and its service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Fund has a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality.  These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Fund, research companies that allow the Advisor to perform attribution analysis for the Fund; and the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Fund.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.
The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Board.  Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust’s CCO, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment advisor, any principal underwriter for the Trust, or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the CCO. Material compliance matters are then reported to the Board.

CONSOLIDATED FINANCIAL STATEMENTS
The Fund has not yet produced consolidated financial statements. Once produced, you can obtain a copy of the consolidated financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund toll free, 1-800-773-3863or by visiting https//www.nottinghamco.com/fundpages/Typhon.

APPENDIX A –DESCRIPTION OF RATINGS
The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
S&P Global Ratings.  The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Commercial paper rated A‑1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):
Long-Term Ratings.
AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest short-term credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good short-term credit quality.  The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.
F3 – Fair short-term credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES
SkyRock Investment Management, LLC
Policy
SkyRock Investment Management has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients. Our policy addresses the handling, research, voting and reporting of proxy voting and making appropriate disclosures about our firm's proxy policies and practices. SkyRock Investment Management may employ the services of an outside proxy firm, and if it does, it will revise this policy accordingly. It is important to note that SkyRock Investment Management only anticipates having registered investment company clients and, therefore, some of the items below may not be applicable.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are subject to certain requirements under Rule 206(4)-6 of the Advisers Act with respect to proxy voting.
Responsibility
SkyRock Investment Management’s CCO, Chris Mortara, has the responsibility for the implementation and monitoring of our proxy voting policy and related requirements and responsibilities.
Procedure
SkyRock Investment Management has adopted these procedures in line with the firm's policy and performs reviews to monitor compliance with the firm's policy, proper implementation and amendments/updates, as appropriate, including the following:
Delegation of Proxy Voting Authority and Voting Obligations
• Terms and conditions defining and/or limiting the scope of SkyRock Investment Management’s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).
Voting Procedure
• All employees will forward any proxy materials received on behalf of clients to SkyRock Investment Management’s CCO or designee;
• SkyRock Investment Management’s CCO will determine which client accounts hold the security to which the proxy relates; and
• Absent material conflicts, SkyRock Investment Management’s CCO (or designee) will determine how SkyRock Investment Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner and/or utilize the services of the designated proxy voting administrator, as explained below.
Disclosure
• SkyRock Investment Management will provide required disclosures summarizing this proxy voting policy and procedures;
• SkyRock Investment Management’s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and
• SkyRock Investment Management’s proxy voting practices are disclosed in the fund’s relevant SEC filings.
Client Requests for Information
• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to SkyRock Investment Management’s CCO (or designee); and

• In response to any request, SkyRock Investment Management’s CCO (or designee) will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how SkyRock Investment Management voted the client's proxy with respect to each proposal about which client inquired.
Voting Guidelines
• In the absence of specific voting guidelines from the client, SkyRock Investment Management will endeavor to vote proxies in the best interests of each particular client. SkyRock Investment Management’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on SkyRock Investment Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
• SkyRock Investment Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
• SkyRock Investment Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and
• In reviewing proposals, SkyRock Investment Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.
Conflicts of Interest
• SkyRock Investment Management will conduct periodic reviews, no less than bi-annually , to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of SkyRock Investment Management with the issuer of each security to determine if SkyRock Investment Management or any of its employees has any financial, business or personal relationship with the issuer;
• If a material conflict of interest exists, SkyRock Investment Management will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and
• SkyRock Investment Management will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping
SkyRock Investment Management shall retain the following proxy records in accordance with the SEC's five-year retention requirement:
• These policies and procedures and any amendments;
• Each proxy statement that SkyRock Investment Management receives;
• A record of each vote that SkyRock Investment Management casts;
• Any document SkyRock Investment Management created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to SkyRock Investment Management or proxy committee, if applicable; and
• A copy of each written request from a client for information on how SkyRock Investment Management voted such client's proxies, and a copy of any written response.
Fund/Registered Investment Company Clients
If a client is a registered investment company or fund (but not a “Fund of Funds”), SkyRock Investment Management will endeavor to vote in the client’s best interests along the lines established above, barring any applicable regulatory requirements.
If a client is a “Fund of Funds”, SkyRock Investment Management will vote the client’s proxies on any proposal in a manner that complies with the applicable federal securities laws, rules and regulations.

Proxy Voting Vendors
SkyRock Investment Management may retain the research, voting and/or recordkeeping services of an outside proxy firm and will tailor its proxy policy and procedures to be consistent with the services received and the firm's actual proxy handling and voting processes.
In addition to conducting initial due diligence prior to engaging the services of any third-party proxy service firm, SkyRock Investment Management will monitor and review such services at least quarterly; and will evaluate any conflicts of interest, consistency of voting with guidelines, assessment of the proxy service firm's accurate analysis of relevant information, and fees and disclosures, among other things.
SkyRock Investment Management will maintain documentation of SkyRock Investment Management’s due diligence reviews.
Filings
SkyRock Investment Management will take the necessary steps to timely file its annual Form N-PX, relating to its annual proxy voting activity on behalf of any registered investment company clients.

APPENDIX B – PROXY VOTING POLICIES
Typhon Capital Management, LLC
Proxy Policy
Typhon Capital Management (“Typhon’) has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients. Our policy addresses the handling, research, voting and reporting of proxy voting and making appropriate disclosures about our firm's proxy policies and practices. Typhon may employ the services of an outside proxy firm, and if it does, it will revise this policy accordingly.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are subject to certain requirements under Rule 206(4)-6 of the Advisers Act with respect to proxy voting.
Responsibility
Typhon’s CCO, Gery Sadzewicz, has the responsibility for the implementation and monitoring of our proxy voting policy and related requirements and responsibilities.
Procedure
Typhon has adopted these procedures in line with the firm's policy and performs reviews to monitor compliance with the firm's policy, proper implementation and amendments/updates, as appropriate, including the following:
Delegation of Proxy Voting Authority and Voting Obligations
• Terms and conditions defining and/or limiting the scope of Typhon’s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).
Voting Procedure
• All employees will forward any proxy materials received on behalf of clients to Typhon’s CCO or designee;
• Typhon’s CCO will determine which client accounts hold the security to which the proxy relates; and
• Absent material conflicts, Typhon’s CCO (or designee) will determine how Typhon should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner and/or utilize the services of the designated proxy voting administrator, as explained below.
Disclosure
• Typhon will provide required disclosures summarizing this proxy voting policy and procedures;
• Typhon’s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and
• Typhon’s proxy voting practices are disclosed in the fund’s relevant SEC filings.
Client Requests for Information
• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Typhon’s CCO (or designee); and
• In response to any request, Typhon’s CCO (or designee) will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Typhon voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
• In the absence of specific voting guidelines from the client, Typhon will endeavor to vote proxies in the best interests of each particular client. Typhon’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Typhon’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
• Typhon will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
• Typhon will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and
• In reviewing proposals, Typhon will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.
Conflicts of Interest
• Typhon will conduct periodic reviews, no less than bi-annually, to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Typhon with the issuer of each security to determine if Typhon or any of its employees has any financial, business or personal relationship with the issuer;
• If a material conflict of interest exists, Typhon will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and
• Typhon will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping
Typhon shall retain the following proxy records in accordance with the SEC's five-year retention requirement:
• These policies and procedures and any amendments;
• Each proxy statement that Typhon receives;
• A record of each vote that Typhon casts;
• Any document Typhon created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Typhon or proxy committee, if applicable; and
• A copy of each written request from a client for information on how Typhon voted such client's proxies, and a copy of any written response.
Fund/Registered Investment Company Clients
If a client is a registered investment company or fund (but not a “Fund of Funds”), Typhon will endeavor to vote in the client’s best interests along the lines established above, barring any applicable regulatory requirements.
If a client is a “Fund of Funds”, Typhon will vote the client’s proxies on any proposal in a manner that complies with the applicable federal securities laws, rules and regulations.
Proxy Voting Vendors
Typhon may retain the research, voting and/or recordkeeping services of an outside proxy firm and will tailor its proxy policy and procedures to be consistent with the services received and the firm's actual proxy handling and voting processes.
In addition to conducting initial due diligence prior to engaging the services of any third-party proxy service firm, Typhon will monitor and review such services at least quarterly; and will evaluate any conflicts of interest, consistency of voting with guidelines, assessment of the proxy service firm's accurate analysis of relevant information, and fees and disclosures, among other things. Typhon will maintain documentation of Typhon’s due diligence reviews.
Filings
Typhon will take the necessary steps to timely file its annual Form N-PX, relating to its annual proxy voting activity on behalf of any registered investment company clients.

File Nos. 333-159484 and 811-22298
STARBOARD INVESTMENT TRUST
PART C
OTHER INFORMATION

ITEM 28. Exhibits
(a)	Declaration of Trust dated May 12, 2009 (“Trust Instrument”), is incorporated herein by reference to Registrant’s registration statement on Form N-1A (“Registration Statement”) filed on May 26, 2009.
(b)	By-Laws are incorporated herein by reference to the Registration Statement filed on May 26, 2009.
(c)
Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered and are incorporated herein by reference to the Registration Statement filed on May 26, 2009.

(d)(1)(i)
Investment Advisory Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(d)(1)(ii)
Amended and Restated Appendix A dated as of July 20, 2021 to the Investment Advisory Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment 388 filed on July 20, 2021.

(d)(2)
Investment Advisory Agreement dated September 15, 2010 between the Registrant and Roumell Asset Management, LLC, as investment advisor for the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on November 15, 2010.

(d)(3)
Investment Advisory Agreement dated April 28, 2011 between the Registrant and Grimaldi Portfolio Solutions, Inc., as investment advisor for The Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on June 27, 2011.

(d)(4)
Investment Advisory Agreement dated May 29, 2012, as amended July 11, 2012, between the Registrant and Arin Risk Advisors, LLC, as investment advisor for the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registration Statement filed on July 12, 2012.

(d)(5)
Investment Advisory Agreement dated June 8, 2017 between the Registrant and Deschutes Portfolio Strategies, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Closed-End Fund Strategy, is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registration Statement filed on July 28, 2017.

(d)(6)
Investment Advisory Agreement dated November 30, 2021 between the Registrant and NorthCrest Asset Management, LLC, as investment advisor for the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 404 to the Registration Statement filed on January 28, 2022.

(d)(7)
Investment Advisory Agreement dated March 8, 2018 between the Registrant and Deschutes Portfolio Strategy, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 302 to the Registration Statement filed on August 3, 2018.

(d)(8)
Investment Advisory Agreement dated January 20, 2022 between the Registrant and SkyRock Investment Management, LLC, as investment advisor for the Typhon Tactical Managed Futures Strategy Fund is filed herewith.

(d)(9)
Investment Advisory Agreement dated January 20, 2022 between Registrant and SkyRock Investment Management, LLC, as investment advisor for the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund, is filed herewith.

(d)(10)
Investment Sub-Advisory Agreement dated December 17, 2020 between Cavalier Investments, LLC (d/b/a Adaptive Investments) and Bluestone Capital Management, LLC, as sub-advisor for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(d)(11)
Investment Sub-Advisory Agreement dated January 20, 2022 between SkyRock Investment Management, LLC and Typhon Capital Management, LLC, as sub-advisor for the Typhon Tactical Managed Futures Strategy Fund is filed herewith.

(d)(12)
Investment Sub-Advisory Agreement dated January 20, 2022 between SkyRock Investment Management, LLC and Typhon Capital Management, LLC, as sub-advisor for the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund, is filed herewith.

(e)(1)(i)
Distribution Agreement dated July 16, 2009 between the Registrant and Capital Investment Group, Inc., as distributor for each mutual fund series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registration Statement filed on September 28, 2015.

(e)(1)(ii)
Amended and Restated Appendix A dated January 20, 2022 to the Distribution Agreement between the Registrant and Capital Investment Group, Inc., as distributor for each mutual fund series of the Trust, is filed herewith.

(e)(2)
ETF Distribution Agreement dated March 11, 2021 between the Registration and Capital Investment Group, Inc., as distributor for each ETF series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(f)	Not Applicable.
(g)(1)(i)
Custody Agreement dated December 9, 2011, between the Registrant, UMB Bank, n.a., and The Nottingham Company (“Custody Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registration Statement filed on September 28, 2015.

(g)(1)(ii)
Amended and Restated Appendix A dated September 11, 2019 to the Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.

(g)(1)(iii)	Amended and Restated Appendix B dated January 20, 2022 to the Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company is filed herewith.

(g)(1)(iv)	Rule 17f-5 Delegation Agreement dated October 21, 2019 between the Registrant and UMB Bank, n.a., is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(g)(1)(v)	Amended and Restated Appendix dated January 20, 2022 to Rule 17f-5 Delegation Agreement dated October 21, 2019 between the Registrant and UMB Bank, n.a., is filed herewith.
(g)(2)(i)
Custody Agreement dated December 17, 2020 between the Registrant and Clear Street, LLC is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registration Statement filed on January 28, 2021.

(g)(2)(ii)
Amended and Restated Exhibit B dated July 20, 2021 to the Custody Agreement dated December 17, 2020 between the Registrant and Clear Street, LLC is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(1)(i)
Fund Accounting and Administration Agreement dated April 15, 2016 between the Registrant and The Nottingham Company, as administrator for the Registrant (“Fund Accounting and Administration Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 230 to the Registration Statement filed on June 28, 2016.

(h)(1)(ii)
Amended and Restated Appendix A dated January 20, 2022 to the Fund Accounting and Administration Agreement dated April 15, 2016 between the Registrant and The Nottingham Company, as administrator for the Registrant, is filed herewith.

(h)(2)(i)
Dividend Disbursing and Transfer Agent Agreement dated December 8, 2014 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant, (“Dividend Disbursing and Transfer Agent Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 190 to the Registration Statement filed on December 11, 2014.

(h)(2)(ii)
Amended and Restated Schedule 1 dated January 20, 2022 to Dividend Distributing and Transfer Agent Agreement dated December 8, 2014 between the Registrant and Nottingham Shareholder Services, LLC is filed herewith.

(h)(3)(i)
ETF Dividend Disbursing and Transfer Agent Agreement dated September 24, 2020 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the ETFs of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(3)(ii)
Amended and Restated Schedule 1 dated as of July 20, 2021 to the ETF Dividend Disbursing and Transfer Agent Agreement dated September 24, 2020 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the ETFs of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(4)(i)
Expense Limitation Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(h)(4)(ii)
Expense Limitation Agreement dated July 20, 2021 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(5)
Expense Limitation Agreement dated June 11, 2020 between the Registrant and Deschutes Portfolio Strategy, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 359 to the Registration Statement filed on July 29, 2020.

(h)(6)
Expense Limitation Agreement dated November 30, 2021 between the Registrant and NorthCrest Asset Management, LLC, as investment advisor for the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 404 to the Registration Statement filed on January 28, 2022.

(h)(7)
Expense Limitation Agreement dated September 10, 2020 between the Registrant and Roumell Asset Management, Inc., as investment advisor for the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 370 to the Registration Statement filed December 29, 2020.

(h)(8)
Expense Limitation Agreement dated March 12, 2020 between the Registrant and Grimaldi Portfolio Solutions, Inc., as investment advisor for the Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registration Statement filed on January 28, 2021.

(h)(9)
Expense Limitation Agreement dated January 20, 2022 between the Registrant and SkyRock Investment Management, LLC, as investment advisor for the Typhon Tactical Managed Futures Strategy Fund is filed herewith.

(h)(10)
Operating Plan between Arin Risk Advisors, LLC and The Nottingham Company, with respect to the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement filed on May 4, 2012.

(h)(10)(i)
Compliance Services Agreement dated March 31, 2020 between the Registrant and The Nottingham Company, on behalf of each series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(10)(ii)
Amended and Restated Appendix A dated January 20, 2022 to the Compliance Services Agreement dated March 31, 2020, between the Registrant and The Nottingham Company, on behalf of each series of the Trust, is filed herewith.

(i)(1)	Opinion of Counsel is filed herewith.
(j)	Consent of Independent Accountant is filed herewith.
(k)	Not applicable.
(l)(1)	Initial Subscription Agreement for the Roumell Opportunistic Value Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to the Registration Statement filed on December 29, 2011.
(l)(2)	Initial Subscription Agreement for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on October 22, 2012.
(l)(3)
Initial Subscription Agreement for the Matisse Discounted Closed-End Fund Strategy is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on October 22, 2012.

(l)(4)	Initial Subscription Agreement for the QCI Balanced Fund is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registration Statement filed on July 29, 2014.

(l)(5)	Initial Subscription Agreement for Matisse Discounted Bond CEF Strategy is incorporated herein by reference to Post-Effective Amendment No. 302 to the Registration Statement filed on August 3, 2018.
(l)(6)	Initial Subscription Agreement for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.
(l)(7)	Initial Subscription Agreement for the AI Quality Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021.
(l)(8)	Initial Subscription Agreement for the Adaptive High Income ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021.
(l)(9)	Initial Subscription Agreement for the RH Hedged Multi-Asset Income ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021.
(l)(10)	Initial Subscription Agreement for the RH Tactical Outlook ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021.
(l)(11)	Initial Subscription Agreement for the RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021.
(l)(12)	Form of Initial Subscription Agreement for the Typhon Tactical Managed Futures Strategy Fund is filed herewith.
(m)	Distribution Plan under Rule 12b-1 for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registration Statement filed on June 30, 2014.
(n)	Rule 18f-3 Multi-Class Plan for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(o)	Reserved.
(p)(1)	Code of Ethics dated June 11, 2020 for the Registrant is incorporated herein by reference to Post-Effective Amendment No. 356 filed on June 26, 2020.
(p)(2)
Code of Ethics for Adaptive Investments, investment advisor to the Adaptive Funds, is incorporated herein by reference to Post-Effective Amendment No. 237 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2016.

(p)(3)
Code of Ethics for Roumell Asset Management, LLC, investment advisor to the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 284 to the Registration Statement filed on December 29, 2017.

(p)(4)
Code of Ethics for Grimaldi Portfolio Solutions, Inc., investment advisor to The Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 317 filed on January 28, 2019.

(p)(5)
Code of Ethics for Arin Risk Advisors, LLC, investment advisor to the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 230 to the Registration Statement filed on June 28, 2016.

(p)(6)
Code of Ethics for Deschutes Portfolio Strategies, Inc., d/b/a Matisse Capital, investment advisor to the Matisse Discounted Closed-End Strategy and Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 268 filed on July 28, 2017.

(p)(7)
Code of Ethics for NorthCrest Asset Management, LLC, investment advisor to the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 404 to the Registration Statement filed on January 28, 2022.

(p)(8)
Code of Ethics for Capital Investment Group, Inc., distributor for each series of the Trust, is Incorporated herein by reference to Post-Effective Amendment No. 305 to the Registration Statement filed on September 28, 2018.

(p)(10)
Code of Ethics for Bluestone Capital Management, LLC, investment sub-advisor to the Adaptive Tactical Economic Fund, is incorporated herein by reference to Post-Effective Amendment No. 308 to the Registration Statement filed on September 28, 2018.

(p)(11)	Code of Ethics for SkyRock Investment Management, LLC, as investment advisor for the Typhon Tactical Managed Futures Strateg Fund is filed herewith.
(p)(12)	Code of Ethics Typhon Capital Management, LLC, as investment sub-advisor to the Typhon Tactical Managed Futures Strategy Fund is filed herewith.
(q)(1)	Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(q)(2)	Power of Attorney dated September 3, 2020 for Ashley H. Lanham is incorporated herein by reference to Post-Effective Amendment No. 370 filed on December 29, 2020.
ITEM 29.  Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.
ITEM 30.  Indemnification
Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:
Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3.  Indemnification.
(a) Subject to the exceptions and limitations contained in Subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and
(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
In addition, the Registrant has entered into the following agreements: Investment Advisory Agreements, Investment Sub-Advisory Agreements, and Distribution Agreements.  These agreements provide indemnification for those entities and their respective affiliates.  Certain personnel of the Advisors, Distributor or Administrator may serve as trustees and/or officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.
ITEM 31.  Business and other Connections of the Investment Advisor
(a) Cavalier Investments, LLC (d/b/a Adaptive Investments) serves as the investment adviser to the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Cavalier Investments, LLC and its directors, officers or partners during the past two years is included in Cavalier Investments, LLC’s Form ADV filed with the SEC (File No. 801-106545) and is incorporated herein by reference.
(b) Roumell Asset Management, LLC serves as the investment adviser to the Roumell Opportunistic Value Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Roumell Asset Management, LLC and its directors, officers or partners during the past two years is included in Roumell Asset Management, LLC’s Form ADV filed with the SEC (File No. 801-60837) and is incorporated herein by reference.
(c) Grimaldi Portfolio Solutions, Inc. serves as the investment adviser to The Sector Rotation Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Grimaldi Portfolio Solutions, Inc. and its directors, officers or partners during the past two years is included in Grimaldi Portfolio Solutions, Inc.’s Form ADV filed with the SEC (File No. 801-51163) and is incorporated herein by reference.
(d) Arin Risk Advisors, LLC serves as the investment adviser to the Arin Large Cap Theta Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Arin Risk Advisors, LLC and its directors, officers or partners during the past two years is included in Arin Risk Advisors, LLC’s Form ADV filed with the SEC (File No. 801-70598) and is incorporated herein by reference.
(e) Deschutes Portfolio Strategies, LLC d/b/a Matisse Capital serves as the investment adviser to the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Deschutes Portfolio Strategies, LLC and its directors, officers or partners during the past two years is included in Deschutes Portfolio Strategies, LLC’s Form ADV filed with the SEC (File No. 801-72004) and is incorporated herein by reference.
(f) NorthCrest Asset Management, LLC serves as the investment adviser to the QCI Balanced Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by NorthCrest Asset Management, LLC and its directors, officers or partners during the past two years is included in NorthCrest Asset Management, LLC’s Form ADV filed with the SEC (File No. 801-121227) and is incorporated herein by reference.
(g) Bluestone Capital Management, LLC serves as the investment sub-adviser to the Adaptive Alpha Opportunities ETF.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Bluestone Capital Management, LLC and its directors, officers or partners during the past two years is included in Bluestone Capital Management, LLC’s Form ADV filed with the SEC (File No. 801-77657) and is incorporated herein by reference.

(h) SkyRock Investment Management, LLC serves as the investment adviser to the Typhon Tactical Managed Futures Strategy Fund and the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by SkyRock Investment Management, LLC and its directors, officers or partners during the past two years is included in SkyRock Investment Management, LLC’s Form ADV filed with the SEC (File No. 801-117333) and is incorporated herein by reference.
(i) Typhon Capital Management, LLC serves as the investment sub-adviser to the Typhon Tactical Managed Futures Strategy Fund and the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Typhon Capital Management, LLC and its directors, officers or partners during the past two years is included in Typhon Capital Management, LLC’s Form ADV filed with the SEC (File No. 801-123130) and is incorporated herein by reference.
ITEM 32.  Principal Underwriter
(a) Capital Investment Group, Inc. is underwriter and distributor for Starboard Investment Trust, Volt ETF Trust, and Spinnaker ETF Series.
(b) Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 100 E Six Forks Road, Suite 200, Raleigh, NC 27609.
(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	CEO	None
Benjamin T. Brooks	President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c) Not applicable.
ITEM 33.  Location of Accounts and Records
(a)
The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (“Records”) at the offices of The Nottingham Company, 116 S. Franklin Street, Rocky Mount, NC 27802.

(b)	UMB Bank, n.a. maintains all Records relating to its service as custodian to certain series of the Registrant at its offices located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.
(c)
Clear Street, LLC maintains all Records relating to its service as custodian to the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, RH Tactical Rotation ETF at its offices located at 55 Broadway, New York, New York 10006.

(d)
The Nottingham Company maintains all Records related to its services as administrator and fund accountant to the Registrant at its offices located at 116 South Franklin Street, Rocky Mount, North Carolina 27802.

(e)
Nottingham Shareholder Services, LLC maintains all Records related to its services as dividend disbursing and transfer agent to the Registrant at 116 South Franklin Street, Rocky Mount, North Carolina 27802.

(f)
Arin Risk Advisors, LLC maintains all Records related to its services as investment advisor for the Arin Large Cap Theta Fund at its offices located at 1100 East Hector Street, Suite 215, Conshohocken, Pennsylvania 19428.

(g)
Cavalier Investments, LLC (d/b/a Adaptive Investments) maintains all Records related to its services as investment advisor to the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF at its offices located at 12600 Deerfield Drive, Suite 100, Alpharetta, GA 30004.

(h)
Bluestone Capital Management, LLC maintains all Records related to its services as investment sub-advisor to the Adaptive Alpha Opportunities ETF at its offices located at 37 West Avenue, Suite 301, Wayne, PA 19087.

(i)
Deschutes Portfolio Strategies, Inc. d/b/a Matisse Capital maintains all Records related to its services as investment advisor to the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy at its offices located at 4949 Meadows Road, Suite 200, Lake Oswego, Oregon 97035.

(j)
Grimaldi Portfolio Solutions, Inc. maintains all Records related to its services as investment advisor to The Sector Rotation Fund at its offices located at 1207 Route 9, Suite 10, Wappingers Falls, NY 12590.

(k)
Roumell Asset Management, LLC maintains all Records related to its services as investment advisor to the Roumell Opportunistic Value Fund at its offices located at 2 Wisconsin Circle, Suite 640, Chevy Chase, Maryland 20815.

(l)
NorthCrest Asset Management, LLC maintains all Records related to its services as investment advisor for the QCI Balanced Fund at its offices located at 505 N. Hwy. 169, Suite 900, Plymouth, Minnesota 55441.

(m)
SkyRock Investment Management, LLC maintains all Records related to its services as investment advisor for the Typhon Tactical Managed Futures Strategy Fund and the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund, at its offices located at 4801 Glenwood Avenue, Suite 200, Raleigh, NC  27612.

(n)
Typhon Capital Management, LLC maintains all Records related to its services as investment sub-advisor for the Typhon Tactical Managed Futures Strategy Fund and the Typhon Tactical Managed Futures (Cayman) Fund Ltd., a subsidiary of Typhon Tactical Managed Futures Strategy Fund, at its offices located at 1691 Michigan Avenue, Suite 200, Miami Beach, FL  33139.

ITEM 34.  Management Services
None.
ITEM 35.  Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on this 25th   day of February, 2022.
STARBOARD INVESTMENT TRUST

By:	/s/ Katherine M. Honey*
Katherine M. Honey
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.
Signature	Title	Date

/s/James H. Speed, Jr.*	Trustee and Chairman	February 25, 2022
James H. Speed, Jr.

/s/J. Buckley Strandberg*	Trustee	February 25, 2022
J. Buckley Strandberg

/s/Michael G. Mosley*	Trustee	February 25, 2022
Michael G. Mosley

/s/Theo H. Pitt, Jr.*	Trustee	February 25, 2022
Theo H. Pitt, Jr.

/s/Katherine M. Honey*	President and Principal Executive Officer	February 25, 2022
Katherine M. Honey

/s/Ashley H. Lanham* Ashley H. Lanham	Treasurer, Principal Financial Officer and Principal Accounting Officer	February 25, 2022

/s/ Tracie A. Coop
*By: Tracie A. Coop
        Attorney-in-Fact pursuant to Powers of Attorney dated December 12, 2019 incorporated by reference to Post-Effective Amendment No. 350 filed on December 27, 2019 and the Power-of-Attorney dated September 3, 2020 incorporated by reference to Post-Effective Amendment No. 370 filed on December 29, 2020.

Exhibit Index
(d)(8)	Investment Advisory Agreement with SkyRock Investment Management, LLC for the Typhon Tactical Managed Futures Strategy Fund
(d)(9)	Investment Advisory Agreement with SkyRock Investment Management, LLC for the Typhon Tactical Managed Futures (Cayman) Fund Ltd.
(d)(11)	Investment Sub-Advisory Agreement with Typhon Capital Management, LLC for the Typhon Tactical Managed Futures Strategy Fund
(d)(12)	Investment Sub-Advisory Agreement with Typhon Capital Management, LLC advisor for the Typhon Tactical Managed Futures (Cayman) Fund Ltd.
(e)(1)(ii)	Amended and Restated Appendix A to the Distribution Agreement
(g)(1)(iii)	Amended and Restated Appendix B to the Custody Agreement
(g)(1)(v)	Amended and Restated Appendix to Rule 17f-5 Delegation Agreement
(h)(1)(ii)	Amended and Restated Appendix A to the Fund Accounting and Administration Agreement
(h)(2)(ii)	Amended and Restated Schedule 1 to Dividend Distributing and Transfer Agent Agreement
(h)(9)	Expense Limitation Agreement for the Typhon Tactical Managed Futures Strategy Fund
(h)(10)(ii)	Amended and Restated Appendix A to the Compliance Services Agreement
(i)(1)	Opinion of Counsel
(j)	Consent of Independent Accountant
(l)(12)	Form of Initial Subscription Agreement for the Typhon Tactical Managed Futures Strategy Fund
(p)(11)	Code of Ethics for SkyRock Investment Management, LLC
(p)(12)	Code of Ethics Typhon Capital Management, LLC